Digi International Expects Fourth Quarter Fiscal 2004 Revenue
to Exceed Prior Guidance
Earnings per Share Expected at the High End of Guidance

Fourth Quarter and Year-End Results to be Released on November 4, 2004

(Minneapolis, MN, October 7, 2004) — Digi International® Inc. (NASDAQ: DGII) expects to report fourth quarter 2004 revenue in the range of $29.1 — $29.3 million, exceeding prior guidance of $28.0 — $29.0 million. Fiscal 2004 annual revenue is expected to be in the range of $111.1 to $111.3 million, exceeding prior annual revenue guidance of $110.0 — $111.0 million. Fourth quarter and full year earnings per diluted share for fiscal 2004 are anticipated to be toward the upper end of the Company’s previously announced guidance of $0.11 to $0.13 per share for the fourth quarter and $0.37 to $0.39 for the full year.

Digi will release fourth quarter and year-end results on November 4, 2004 and host a conference call later that day. Details regarding the conference call will be announced closer to the reporting date.

About Digi International
 Digi International, based in Minneapolis, is the leader in Connectware and makes device networking easy by developing products and technologies that are cost effective and easy to use. Digi markets its products through a global network of distributors and resellers, systems integrators and original equipment manufacturers (OEMs). For more information, visit Digi’s web site at www.digi.com, or call 800-344-4273 (U.S.) or 952-912-3444 (International).

Digi, Digi International, and the Digi logo are trademarks or registered trademarks of Digi International Inc. in the United States and other countries. All other brand names and product names are trademarks or registered trademarks of their respective owners.

Forward-looking Statements
 This press release contains statements that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which generally can be identified by the use of forward-looking terminology such as “anticipate,” “believe,” target,” “estimate,” “may,” “will,” “expect,” “plan,” “project,” “should,” or “continue” or the negative thereof or other variations thereon or similar terminology. Such statements are based on information available to management as of the time of such statements and relate to, among other things, expectations of the business environment in which the Company operates, projections of future performance, perceived opportunities in the market and statements regarding the Company’s mission and vision. Such statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, including risks related to the highly competitive market in which the Company operates, rapid changes in technologies that may displace products sold by the Company, declining prices of networking products, the Company’s reliance on distributors, delays in the Company’s product development efforts, uncertainty in consumer acceptance of the Company’s products, and changes in the Company’s level of revenue or profitability. These and other risks, uncertainties and assumptions identified from time to time in the Company’s filings with the Securities and Exchange Commission, including without limitation, its annual report on Form 10-K for the year ended September 30, 2003 and its quarterly reports on Form 10-Q, could cause the Company’s future results to differ materially from those expressed in any forward-looking statements made by or on behalf of the Company. Many of such factors are beyond the Company’s ability to control or predict. These forward-looking statements speak only as of the date for which they are made. The Company disclaims any intent or obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Digi International Contact
S. (Kris) Krishnan
(952) 912-3125
s_krishnan@digi.com

Investors Contact
Kathryn McNeil
The Investor Relations Group
New York, NY
(212) 825-3210
mail@investorrelationsgroup.com